AST Schroders Global Tactical Portfolio, a series of
ADVANCED SERIES TRUST

Supplement Dated December 31, 2012 to the Statement of Additional Information dated April 30, 2012, as Supplemented to Date

This Supplement sets forth changes to the Statement of Additional Information (the SAI), dated April 30, 2012, as previously supplemented to date, of Advanced Series Trust (the Trust) relating to the AST Schroders Global Tactical Portfolio (the Portfolio). The following should be read in conjunction with the SAI and any existing supplements and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

The SAI of the Trust is hereby amended as set forth below:

The last paragraph appearing in the section titled “Investment Risks and Considerations” under the heading “Futures” is deleted and the following new paragraph is substituted:

The CFTC has adopted amendments to its rules that, based on the Portfolio’s current investment strategies, will likely cause the Portfolio to be deemed a “commodity pool” and Prudential Investments LLC to be considered a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations may increase the Portfolio's gross expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the Portfolio is uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodities by investment companies. The Portfolio and Prudential Investments LLC continue to analyze the effect of these rules changes on the Portfolio.

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